UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2003

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree Street, N.E. Atlanta, Georgia	30308

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-588-7165

SIGNATURES
EXHIBIT INDEX
EX-99.1 POWERPOINT PRESENTATION MATERIALS

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No. 99.1	Materials to be used in investor presentations

Item 12. Results of Operations and Financial Condition.

The following information will be disclosed by SunTrust Banks, Inc. (the “Registrant”) at an upcoming investor presentation on September 9, 2003, and could represent restated line of business information compared to originally reported results. The Registrant continues to build and implement further enhancements to its internal management reporting system. Whenever significant changes to management reporting methodologies take place, the impact of these changes is quantified and prior period information is restated when possible. While the Registrant considers the attached restated information to represent immaterial changes to prior disclosed results, as an abundance of caution, the Registrant is furnishing this revised information to investors in Exhibit 99.1 attached.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 5, 2003	SUNTRUST BANKS, INC.

	By:	/s/ Raymond D. Fortin

Raymond D. Fortin Senior Vice President

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Materials to be used in investor presentation.

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